Exhibit 10(39)






           CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
                 UNDER EXISTING 1992 MASTER AGREEMENT


TO:      PROMUS HOTELS, INC.
ATTN:    CAROL CHAMPION
TEL:     901-762-4052
FAX:     901-680-7220

FROM:    NationsBank, N.A.
         233 S. Wacker Drive
         Chicago, Illinois  60606
         JEFF MCNEIL / JIM O'DONNELL

Date:    06DEC95   ***REVISED 11DEC95***

Our Reference No. 434460

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) ("Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30JUN95, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:                USD 12,500,000.00

Trade Date:                     05DEC95
Effective Date:                 15DEC95
Termination Date:               15DEC99, subject to adjustment in
                                accordance with the Modified Following
                                Business Day Convention.

FIXED AMOUNTS:

   Fixed Rate Payer:               PROMUS HOTELS, INC.

   Fixed Rate Payer
   Payment Dates: EACH MARCH 15, JUNE 15, SEPTEMBER 15, AND DECEMBER 15, COMMENCING MARCH 15, 1996 AND ENDING DECEMBER 15, 1999, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

   Fixed Rate Payer Business
   Day Convention:                 MODIFIED FOLLOWING BUSINESS DAY

   Fixed Rate Payer
   Business Days:                  NEW YORK, LONDON

   Fixed Rate:                     6.68%

   Fixed Rate Payer Day
   Count Fraction:                 ACTUAL/360

FLOATING AMOUNTS:

   Floating Rate Payer:            NATIONSBANK, N.A.

   Floating Rate Payer
   Reset Dates:                    First Day of Each Calculation Period

   Floating Rate Payer
   Payment Dates: EACH MARCH 15, JUNE 15, SEPTEMBER 15, AND DECEMBER 15, COMMENCING MARCH 15, 1996 AND ENDING DECEMBER 15, 1999, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

   Floating Rate Payer
   Business Days:                  NEW YORK, LONDON

   Floating Rate Payer
   Business Day Convention:        MODIFIED FOLLOWING BUSINESS DAY

   Floating Rate Option:           USD-LIBOR-BBA

   Designated Maturity:            3 MONTH

   Spread:                         NONE

   Floating Rate for Initial
   Calculation Period:             TO BE SET

   Floating Rate Payer
   Day Count Fraction:             ACTUAL/360

   Averaging:                      INAPPLICABLE

   Rounding Factor:                One-Hundred-Thousandth of One Percent

   Calculation Agent:              NationsBank, N.A.

   Assignment:                     This Swap Transaction may be assigned
                                   only with prior written consent.

   Legal and Out-of-Pocket
   Expenses:                       For each party's own account.

   Governing Law:                  The Laws of the State of New York.

   Recording of Conversations:     Each party to this Agreement
                                   acknowledges and agrees to the tape or
                                   electronic recording of conversations
                                   between the parties to this Agreement
                                   whether by one or other or both of the
                                   parties, and that any such recordings
                                   may be submitted in evidence in any
                                   action or proceeding relating to the
                                   Agreement or any Transaction.

PAYMENT INSTRUCTIONS:

   Payment to NationsBank:            Payment to PROMUS HOTELS, INC.:

   NATIONSBANK N.A.(CAROLINAS),           PLEASE ADVISE
     CHARLOTTE
   ABA 053000196
   ACCT: 10852016511
   ATTN: DERIVATIVE OPERATIONS

   Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding with three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 234-3160; Telephone No. (312) 234-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CGO) substantially to the following effect: "We acknowledge receipt of your fax dated 06DEC95 with respect to a Swap Transaction between PROMUS HOTELS, INC. and NationsBank, N.A. with an initial Notional Amount of USD 12,500,000.00 and a Termination Date of 15DEC99 and confirm that such fax correctly sets forth the terms of our agreement relating to the Swap Transaction described therein. Very truly yours________________, by (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

   Yours Sincerely,

   NationsBank, N.A.


   By:______________________
   Nick Kolick, Vice President
   Authorized Signatory

   Confirmed as of the date first written above:

   PROMUS HOTELS, INC.


   By:______________________
   Authorized Signatory

           CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
                 UNDER EXISTING 1992 MASTER AGREEMENT


TO:      PROMUS HOTELS, INC.
ATTN:    CAROL CHAMPION
TEL:     901-762-4052
FAX:     901-680-7220

FROM:    NationsBank, N.A.
         233 S. Wacker Drive
         Chicago, Illinois  60606
         JEFF MCNEIL / JIM O'DONNELL

Date:    06DEC95   ***REVISED 11DEC95***

Our Reference No. 434450

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) ("Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30JUN95, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:                USD 12,500,000.00

Trade Date:                     05DEC95
Effective Date:                 15DEC95
Termination Date:               15DEC98, subject to adjustment in
                                accordance with the Modified Following
                                Business Day Convention.

FIXED AMOUNTS:

   Fixed Rate Payer:               PROMUS HOTELS, INC.

   Fixed Rate Payer
   Payment Dates:                  EACH MARCH 15, JUNE 15, SEPTEMBER 15, AND
                                   DECEMBER 15, COMMENCING MARCH 15, 1996 AND
                                   ENDING DECEMBER 15, 1998, SUBJECT TO
                                   ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED
                                   FOLLOWING BUSINESS DAY
CONVENTION.

   Fixed Rate Payer Business
   Day Convention:                 MODIFIED FOLLOWING BUSINESS DAY

   Fixed Rate Payer
   Business Days:                  NEW YORK, LONDON

   Fixed Rate:                     6.92%

   Fixed Rate Payer Day
   Count Fraction:                 ACTUAL/360

FLOATING AMOUNTS:

   Floating Rate Payer:            NATIONSBANK, N.A.

   Floating Rate Payer
   Reset Dates:                    First Day of Each Calculation Period

   Floating Rate Payer
   Payment Dates: EACH MARCH 15, JUNE 15, SEPTEMBER 15, AND DECEMBER 15, COMMENCING MARCH 15, 1996 AND ENDING DECEMBER 15, 1998, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

   Floating Rate Payer
   Business Days:                  NEW YORK, LONDON

   Floating Rate Payer
   Business Day Convention:        MODIFIED FOLLOWING BUSINESS DAY

   Floating Rate Option:           USD-LIBOR-BBA

   Designated Maturity:            3 MONTH

   Spread:                         NONE

   Floating Rate for Initial
   Calculation Period:             TO BE SET

   Floating Rate Payer
   Day Count Fraction:             ACTUAL/360

   Averaging:                      INAPPLICABLE

   Rounding Factor:                One-Hundred-Thousandth of One Percent

   Calculation Agent:              NationsBank, N.A.

   Assignment:                     This Swap Transaction may be assigned
                                   only with prior written consent.

   Legal and Out-of-Pocket
   Expenses:                       For each party's own account.

   Governing Law:                  The Laws of the State of New York.

   Recording of Conversations:     Each party to this Agreement
                                   acknowledges and agrees to the tape or
                                   electronic recording of conversations
                                   between the parties to this Agreement
                                   whether by one or other or both of the
                                   parties, and that any such recordings
                                   may be submitted in evidence in any
                                   action or proceeding relating to the
                                   Agreement or any Transaction.

PAYMENT INSTRUCTIONS:

   Payment to NationsBank:            Payment to PROMUS HOTELS, INC.:

   NATIONSBANK N.A.(CAROLINAS),         PLEASE ADVISE
     CHARLOTTE
   ABA 053000196
   ACCT: 10852016511
   ATTN: DERIVATIVE
OPERATIONS

   Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding with three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 234-3160; Telephone No. (312) 234-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CGO) substantially to the following effect: "We acknowledge receipt of your fax dated 06DEC95 with respect to a Swap Transaction between PROMUS HOTELS, INC. and NationsBank, N.A. with an initial Notional Amount of USD 12,500,000.00 and a Termination Date of 15DEC98 and confirm that such fax correctly sets forth the terms of our agreement relating to the Swap Transaction described therein. Very truly yours________________, by (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

   Yours Sincerely,

   NationsBank, N.A.


   By:______________________
   Nick Kolick, Vice President
   Authorized Signatory

   Confirmed as of the date first written above:

   PROMUS HOTELS, INC.


   By:______________________
   Authorized Signatory